Exhibit 4.4
Exhibit A
to Form of Indenture
REGISTERED
No.
PRINCIPAL AMOUNT: $
[CUSIP NO.             ]
PATRIOT COAL CORPORATION
[INTEREST PROVISION] Note due                     ,
     [LEGEND IN SUBSTANTIALLY THE FOLLOWING FORM: THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.]

     PATRIOT COAL CORPORATION, a Delaware corporation, (the “Company” which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay
     [DEPOSITORY]
     [DEPOSITORY PAYMENT INFORMATION]
     [DESCRIPTION OF PRINCIPAL TERMS OF NOTE AS SET FORTH PURSUANT TO A RESOLUTION OF THE BOARD OF DIRECTORS OR IN ONE OR MORE INDENTURES SUPPLEMENTAL]
     [IF THE FIRST SUPPLEMENTAL INDENTURE IS INVOKED, AND A DESCRIPTION OF PRINCIPAL TERMS OF THE GUARANTIES, IF APPLICABLE]
     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the Certificate of Authentication hereon has been executed by the Authentication Agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

PATRIOT COAL CORPORATION
By:
Name:
Title:

Attest:

Name:
Title:

CERTIFICATE OF AUTHENTICATION
This is one of the Notes of the series referred to in the within-mentioned Indenture.
CITIBANK, N.A.
As Authentication Agent on behalf of
WILMINGTON TRUST COMPANY
As Trustee

By:
Authorized Signatory

Dated:

[FORM OF REVERSE OF NOTE]
PATRIOT COAL CORPORATION
                    % Note due                     ,

[INTEREST PROVISION] Note due                     ,
     This Note is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued as one series of debt securities of the Company under an Indenture, dated as of                     ,                     , as amended and supplemented from time to time (the "Indenture”), between Patriot Coal Corporation (the “Company”) and Wilmington Trust Company, as Trustee (the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. In addition to the Notes, the Company is authorized to issue an unlimited amount of debt securities in one or more series under the Indenture.
     [DESCRIPTION OF PRINCIPAL TERMS OF NOTE AND GUARANTIES, IF ANY, INCLUDING AND/OR IN ADDITION TO THOSE SET FORTH ABOVE OR ON FACE OF NOTE]
     This Note shall be governed by and construed in accordance with the laws of the State of New York.
     All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

FORM OF SCHEDULE TO GLOBAL NOTE

Initial Principal Amount
$[Insert Initial principal amount]

Aggregate Principal
Amount Remaining
			Amount of Principal	Amount of Principal	Following such
	Amount of Principal	Registration Number	Increased Upon	Increased	Purchase,
	Purchased,	of Certificated	Transfer and	(Decreased) Upon	Redemption,
	Redeemed, Exchanged	Note Transferred	Cancellation of	Transfer Between	Exchange or
Date	or Cancelled	and Cancelled	Certificated Note	Global Notes	Cancellation

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assigns(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please Print or Type Name and Address
Including Postal Zip Code of Assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints to transfer said Note on the books of the Company, with full power of substitution in the premises.
Dated:
Signature Guaranteed

Signature Guaranteed

NOTICE: Signature must be guaranteed	NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.